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                                                                    Exhibit 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated June 30, 2000 included in Vectren Corporation's Form 8-K filed on July 11, 2000 and to all references to our Firm included in this Registration Statement.

                                              ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
January 29, 2001.